UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2011

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

628 Main Street, Danville, VA 24541
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 434-792-5111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2011, the Board of Directors of American National Bancshares Inc. and its banking subsidary, American National Bank & Trust Company, annouced the following promotions effective January 1, 2012:

1.  Charles H. Majors will become Chairman and will continue as Chief Executive Officer of American National Bankshares Inc.  He will remain as Chairman of American National Bank and Trust Company.

2.  Jeffrey V. Haley will become Chief Executive Officer of American National Bank and Trust Company and President of its holding company, American National Bankshares Inc.  He was also named to the Board of Directors for the holding company, and he will continue as President of the Bank and as a member of the Bank’s Board of Directors.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:
99.1 News Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2011                                   /s/ William W. Traynham
                              Executive Vice President and Chief Financial Officer